SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 5, 1995


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                 68-0306514
(State or other                  (Commission      (I.R.S. Employer
jurisdiction of                  File Number)   Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:    (510) 283-8910

        The undersigned Registrant hereby amends its Report on Form 8-K, filed December 19, 1995, as follows:

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits. The registrant hereby amends Item 7 by deleting sub parts A and B in their entirety and replacing such sections with:

        (A)  Financial Statements

             Historical Summary of Gross Income and Direct Operating Expenses of 3002 Dow Business Center for the Year Ended December 31, 1994 (see Attachment A).

        (B)  Pro forma Financial Information

             Pro forma financial statements showing the effect resulting from the acquisition of 3002 Dow Business Center are being presented herein in columnar form (see Attachment B).


        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                       By:  /s/ Donald A. Lorenz
                            Donald A. Lorenz
                            Executive Vice President and
                            Chief Financial Officer

Date:  February 15, 1996

                           Attachment A

                     3002 Dow Business Center

              HISTORICAL SUMMARY OF GROSS INCOME AND
                     DIRECT OPERATING EXPENSES

                   Year Ended December 31, 1994


                             CONTENTS

Independent Auditors' Report                           1

Historical Summary of Gross Income
  and Direct Operating Expenses                        2

Notes to Historical Summary of Gross Income
  and Direct Operating Expenses                      2-3

                   Independent Auditors' Report

The Board of Directors
Bedford Property Investors, Inc:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (the Summary) of 3002 Dow Business Center (the Property) for the year ended December 31, 1994. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the requirements of Form 8-K under the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of 3002 Dow Business Center for the year ended December 31, 1994, in conformity with generally accepted accounting principles.


San Francisco, California                  KPMG Peat Marwick LLP
January 26, 1996

                     3002 Dow Business Center

                Historical Summary of Gross Income
                   and Direct Operating Expenses

                   Year Ended December 31, 1994

Revenues:


Rental income                         $1,649,496
  Common area reimbursement              312,421
  Other                                    8,703

                                       1,970,620
Operating expenses:
  Real property tax                      202,000
  Repairs and maintenance                 60,248
  Utilities                               21,921
  Insurance                               23,814
  Administrative                          87,429
  Bad debts and other                     73,438

                                         468,850

Operating Income                      $1,501,770


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A. Property and Basis of Accounting

   The Historical Summary of Gross Income and Direct Operating Expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of 3002 Dow Business Center, a five-building industrial property located in Tustin, California, with approximately 192,125 rentable square feet.

   In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

   The acquisition of the property may result in new valuation for purposes of determining future property tax assessments.

   Rental income is recognized on a straight line basis over the term of the related lease. For 1994, the aggregate rental income exceeded contractual rentals by $21,097.

B. Leases

   Minimum future rental receipts as of December 31, 1994 are as follows (in thousands):

               1995                     $1,032
               1996                        643
               1997                        300
               1998                        132
               1999                         77
               Thereafter                    3
                                        $2,187

   The minimum future rental payments shown above do not include tenants' obligations of 3002 Dow Business Center for reimbursement of operating expenses, insurance and real estate taxes.

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

   Pro forma cash available from operations and pro forma taxable income for 1994 are shown below. Pro forma taxable operating results are derived by deducting depreciation; however, as a Real Estate Investment Trust (REIT), Bedford Property Investors, Inc. is not subject to federal income tax if it qualifies under the Internal Revenue Code ("Code") REIT provisions. That is, Bedford Property Investors, Inc. is not subject to federal income tax if it distributes 95% of its taxable income and otherwise complies with the provisions of the Code. Bedford Property Investors, Inc. intends to pay dividends in order to maintain its REIT status. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

           Revenues (1)                          $1,949,523
           Operating expenses                       468,850
           Cash available from
             operations                           1,480,673
           Depreciation expense                     191,046

              Taxable Income                     $1,289,627

  (1) Excludes $21,097 which represents the excess of aggregate rental income on a straight-line basis over contractual rents.

                                              ATTACHMENT B

                                    BEDFORD PROPERTY INVESTORS, INC.
                                  Pro Forma Consolidated Balance Sheet
                                           September 30, 1995
                                               (Unaudited)
                                (in thousands, except per share amounts)

                                                                        Acquisition
                                                                        of 3002 Dow
                               Consolidated  Acquired      Properties   Business     Pro forma
                               Historical    Properties(1) Sold (2)     Center (3)   Consolidated
ASSETS:
 Real estate investments:
  Office building held
    for sale                     $ 8,321      $     -       $(8,321)      $     -    $      -
  Office buildings held
    for investment                23,397        6,367             -             -      29,764
  Industrial buildings            38,304            -             -        11,752      50,056
                                  70,022        6,367        (8,321)       11,752      79,820
  Less accumulated
    depreciation                   3,876            -        (2,024)            -       1,852
                                  66,146        6,367        (6,297)       11,752      77,968

  Cash                            15,562       (6,148)        6,337       (11,057)      4,694
  Other assets                     4,245         (100)         (189)         (550)      3,406

    Total assets                 $85,953      $   119       $  (149)      $   145    $ 86,068

LIABILITIES AND STOCKHOLDERS'
  EQUITY:

  Accounts payable and
    accrued expenses             $ 1,620      $   103       $  (149)      $     -    $  1,574
  Dividend payable                   800            -             -             -         800
  Other liabilities                1,101           16             -           145       1,262

    Total liabilities              3,521          119          (149)          145       3,636

Redeemable preferred shares:
  Series A convertible
    preferred stock, par value
    $0.01 per share: authorized,
    issued and outstanding
    8,333,334 shares in 1995;
    aggregate redemption amount
    $50,000; aggregate liquidation
    preference $52,500.           50,000            -             -             -      50,000

Common stock and other
 stockholders' equity:
  Common stock, par value
  $0.01 per share;
    authorized 30,000,000 shares,
    issued and outstanding,
    6,040,650 shares                  60            -             -             -          60

  Additional paid-in capital     107,209            -             -             -     107,209
  Accumulated losses and
   distributions in excess
   of net income                 (74,837)           -             -             -     (74,837)

    Total common stock and other
      stockholders' equity        32,432            -             -             -      32,432

    Total liabilities and
      stockholders' equity       $85,953        $  119         ($149)        $ 145     $86,068


See accompanying notes.

                                   BEDFORD PROPERTY INVESTORS, INC.
                             Pro Forma Consolidated Statement of Operations
                        For the Nine Months Ended September 30, 1995 (Unaudited)
                                (in thousands, except per share amounts)

                                                                Acquisition
                        Consoli-     Previously                 of 3002                    Consol-
                        dated        Acquired       Properties  Dow Business  ProForma     idated
                        Historical   Properties (4) Sold  (5)   Center (6)    Adjustments  Pro Forma

Property operations:
 Rental income           $8,052       $2,102         $(1,048)    $1,478        $(174) (7)   $10,410
 Rental expenses:
  Operating expenses      2,077          181            (317)       200           (2) (7)     2,139
  Real estate taxes         743          312            (141)       151          (10) (7)     1,055
  Depreciation and
    amortization          1,070          218            (223)       124           (6) (7)     1,189
  Provision for loss
    on real estate
    investment              630            -               -          -            -            630
  Income from property
    operations            3,532        1,391            (367)     1,003         (156)         5,403

General and
 administrative expense   (1,018)          -               -          -              -       (1,018)
Interest income               56           -               -          -              -           56
Interest expense          (1,309)          -               -          -         972  (8)       (337)
  Income before
    loss on sales          1,261       1,391            (367)     1,003         816           4,104

Loss on sales of
 real estate investments     (12)          -            (205)         -           -            (217)

  Net income              $1,249      $1,391           $(572)     $1,003       $816           $3,387

Income applicable to
  common stockholders     $1,089      $1,391           $(572)     $1,003    $(2,399) (9)        $512

Income per common and
  common equivalent share  $0.18       $0.22          $(0.09)      $0.16     $(0.39)           $0.08

Weighted average number
  of common and common
  equivalent shares     6,142,760                                                             6,142,760


See accompanying notes.

                                    BEDFORD PROPERTY INVESTORS, INC.
                             Pro Forma Consolidated Statement of Operations
                            For the Year Ended December 31, 1994 (Unaudited)
                                (in thousands, except per share amounts)

                                   Properties   Properties   Properties                Acquisition of
                                   Previously   Previously   Previously  Properties    3002 Dow                     Consol-
                      Consolidated Acquired     Acquired     Sold in     Sold in       Business       Pro Forma     idated
                      Historical   in 1994(10)  in 1995 (11) 1994  (12)  1995 (13)     Center (14)    Adjustments   Pro Forma

Property operations:
 Rental income            $9,154      $2,066      $2,803         $(11)    $(1,430)      $1,971        ($1,392) (10)  $13,161

 Rental expenses:
  Operating expenses       2,408         533         241          (50)       (395)         267           (253) (10)    2,751

  Real estate taxes          916         376         417           (6)       (188)         202           (169) (10)    1,548

  Depreciation and
    amortization           1,206         269         291          (13)       (310)         166           (157) (10)    1,452

 Income from property
   operations              4,624         888       1,854           58        (537)       1,336           (813)         7,410

 General and administrative
   expense                (1,309)          -           -            -           -            -              -         (1,309)
 Interest income              56           -           -            -           -            -              -             56
 Interest expense           (955)          -           -            -           -            -            450  (15)     (505)
   Income before gain
    (loss) on sales        2,416         888       1,854           58        (537)       1,336           (363)         5,652

   Gain (loss) on sale
    of real estate
    investments           1,193           -           -          (13)      (1,122)           -              -             58

   Net income            $3,609        $888      $1,854          $45      $(1,659)      $1,336          $(363)        $5,710

  Income applicable to
    common stockholders  $3,609        $888      $1,854          $45      $(1,659)      $1,336        $(4,863) (16)   $1,210

  Income per common and
    common equivalent
    share                 $0.59       $0.14      $ 0.30        $0.01       $(0.27)       $0.22         $(0.79)        $(0.20)

Weighted average
 number of common
  and common
   equivalent shares    6,147,664                                                                                    6,147,664


See accompanying notes.


Notes to Pro Forma Consolidated Balance Sheet and Statement of Operations

September 30, 1995

(1) The unaudited pro forma consolidated balance sheet reflects the acquisition of 6600 College Boulevard as if the transaction had occurred on September 30, 1995. The Company acquired 6600 College Boulevard on October 6, 1995. Pro forma consolidated real estate investments as of September 30, 1995 include capitalized fees of $95 paid by the Company to Bedford Acquisitions, Inc. in connection with the Company's acquisition of 6600 College Boulevard.

(2) The unaudited pro forma consolidated balance sheet reflects the sale of the IBM Building as if the transaction had occurred on September 30, 1995. The Company sold the IBM Building on October 2, 1995.

(3) The unaudited pro forma consolidated balance sheet reflects the acquisition of 3002 Dow Business Center as if the transaction of the building had occurred on September 30, 1995. The Company acquired 3002 Dow Business Center on December 5, 1995. Pro forma consolidated real estate investments as of September 30, 1995 include capitalized fees of $173 paid by the Company to Bedford Acquisitions, Inc. in connection with the Company's acquisition of 3002 Dow Business Center.

(4) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2 and 6600 College Boulevard as if such transactions had occurred on January 1, 1995. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995, and 6600 College Boulevard on October 6, 1995.

     The combining historical statement of operations for the nine months ended September 30, 1995 for the previously acquired properties is as follows:

                                               Ninety-
                                               Ninth
                           350 East  Lackman   Street     6600     Previously
                           Plumeria  Business  Buildings  College  Acquired
                           Drive     Center    1 and 2    Blvd.    Properties

     Rental income         $ 807     $ 261     $ 321      $  713   $2,102
     Operating expenses       18        53        34          76      181
     Real estate taxes       116        71        24         101      312
     Depreciation and
       amortization           89        27        36          66      218
     Income from property
       operations          $ 584     $ 110     $ 227      $  470   $1,391


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the nine months ended September 30, 1995. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(5) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Cody Street Park, Building 6 and the IBM Building from January 1, 1995 through September 30, 1995 and the loss on the sale of these properties as if such sales had occurred on January 1, 1995. The Company sold Cody Street Park, Building 6 on September 20, 1995 and the IBM Building on October 2, 1995.

                 Cody Street Park          IBM    Properties
                       Building 6     Building          Sold

     Rental income           $147        $901        $1,048
     Rental expenses:
       Operating expenses      14         303           317
       Real estate taxes       24         117           141
       Depreciation and
          amortization         45         178           223
     Income from property
       operations             $64        $303          $367


(6) The unaudited pro forma consolidated statement of operations reflects the acquisition of 3002 Dow Business Center as if such transaction had occurred on January 1, 1995. The Company acquired 3002 Dow Business Center on December 5, 1995.

(7) Adjusted to deduct the actual results of operations of 350 East Plumeria Drive, Lackman Business Center and Ninety-Ninth Street Buildings 1 and 2 from their respective dates of acquisition to September 30, 1995, which results of operations are included in the Company's historical consolidated statement of operations. 350 East Plumeria Drive and Lackman Business Center were acquired on September 19, 1995, and Ninety-Ninth Street Buildings 1 and 2 were acquired on September 20, 1995.

(8) The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the restatement and expansion of the Company's credit facility with Bank of America
     NT&SA ( the "Credit Facility"). The acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2, 6600 College Boulevard and 3002 Dow Business Center were financed by the cash proceeds from (i) the sales of the Series A Convertible Preferred Stock (the "Preferred Stock") (after paying off the line of credit of $22,400 and a letter of credit of $600)
     (see note 9) and (ii) the sale of Cody Street Park, Building 6 and the IBM Building. As a result, for pro forma purposes, there is no borrowing under the Credit Facility during the nine months ended September 30, 1995.

(9) Reflects 9% dividends ($3,375) accrued to the holders of the Preferred Stock less accrued dividends reflected in the historical column of $160. The unaudited pro forma consolidated statement of operations reflects the $50 million sale of Preferred Stock as if such transaction had occurred on January 1, 1995. The sale of Preferred Stock was completed on September 18, 1995. The pro forma consolidated statement of operations has not been adjusted to reflect any interest income from the unutilized proceeds of the Preferred Stock offering. Such proceeds amount to approximately $4,000.

December 31, 1994

(10) The unaudited pro forma consolidated statement of operations reflects the acquisitions of Milpitas Town Center, Village Green, Dupont Industrial Center and Mariner Court as if such transactions had occurred on January 1, 1994. The Company acquired Milpitas Town Center on August 11, 1994, Village Green on July 7, 1994, Dupont Industrial Center on May 24, 1994 and Mariner Court on January 5, 1994. The actual results of operations of Milpitas Town Center, Village Green and Dupont Industrial Center for the periods subsequent to acquisition, which are included in the Company's historical consolidated statement of operations, are eliminated by pro forma adjustments to the Company's historical results of operations. No pro forma adjustments are included for Mariner Court, which was acquired on January 5, 1994. The actual results of operations of this property from January 5, 1994 to December 31, 1994 reasonably approximate the pro forma results of operations for the year ended December 31, 1994.

     The combining historical statement of operations for the year ended December 31, 1994, for the following properties is:

                           Dupont                Milpitas
                           Industrial  Village   Town
                           Center      Green     Center        Total

  Rental income             $ 814      $ 330      $ 922         $2,066
  Operating expenses          211         88        234            533
  Real estate taxes           279         24         73            376
  Depreciation and
    amortization              141         28        100            269
  Income from property
    operations              $ 183      $ 190      $ 515         $  888


  The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(11) The unaudited pro forma consolidated statement of operations reflects the acquisitions of 350 East Plumeria Drive, Lackman Business Center, Ninety-Ninth Street Buildings 1 and 2, and 6600 College Boulevard as if such transactions had occurred on January 1, 1994. The Company acquired 350 East Plumeria Drive and Lackman Business Center on September 19, 1995, Ninety-Ninth Street Buildings 1 and 2 on September 20, 1995, and 6600 College Boulevard on October 6, 1995.

     The combining historical statement of operations for the year ended December 31, 1994 for these properties is as follows:

                                              Ninety-
                                              Ninth
                        350 East    Lackman   Street      6000
                        Plumeria    Business  Buildings   College
                        Drive       Center    1 and 2     Blvd.      Total

 Rental income          $1,076      $  348    $  428      $  951     $2,803
 Operating expenses         24          71        45         101        241
 Real estate taxes         155          94        33         135        417
 Depreciation and
   amortization            118          37        48          88        291
 Income from property
   operations           $  779      $  146    $  302      $  627     $1,854


     The above amounts include pro forma depreciation expense on the buildings located at the properties for the year ended December 31, 1994. Depreciation has been calculated utilizing the straight-line method and an estimated useful life of 45 years.

(12) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operations of Texas Bank North from January 1, 1994 through the date of sale. The statement also reflects the gain on the sale of this property as if the sale had occurred on January 1, 1994. The Company sold Texas Bank North on January 14, 1994.

(13) The unaudited pro forma consolidated statement of operations reflects the elimination of the actual results of operation of Cody Street Park, Building 6 and the IBM Building from January 1, 1994 to December 31, 1994. The statement also reflects the loss on the sales of these properties as if the sales had occurred on January 1, 1994; Cody Street Park, Building 6 was sold on September 20, 1995 and the IBM Building was sold on October 2, 1995.

                         Cody
                         Street Park    IBM          Properties
                         Building 6     Building     Sold

     Rental income           $206       $1,224       $1,430
     Rental expenses:
       Operating expenses      21          374          395
       Real estate taxes       33          155          188
       Depreciation and
          amortization         60          250          310
       Income from property
          operations          $92         $445         $537


(14) The unaudited pro forma consolidated statement of operations reflects the acquisition of 3002 Dow Business Center as if such transaction had occurred on January 1, 1995. The Company acquired 3002 Dow Business Center on December 5, 1995.

(15) The pro forma consolidated interest expense consists of the amortization of loan fees incurred for the restatement and expansion of the Credit Facility. The acquisitions of 350 East
     Plumeria Drive, Lackman Business Center, Ninety-Ninth Street
     Buildings 1 and 2, 6600 College Boulevard,3002 Dow Business
     Center, Milpitas Town Center, Village Green, Dupont Industrial
     Center and Mariner Court are presented as if financed by the cash proceeds from (i) the sale of Preferred Stock (after paying off the line of credit of $3,621 and a letter of credit of $1,500) (see note 16) and (ii) the sale of Cody Street Park, Building 6, the IBM
     Building, and Texas Bank North. As a result, for pro forma purposes, there is no borrowing under the Credit Facility during the year ended December 31, 1994.

(16) Reflects 9% dividends ($4,500) accrued to the holders of Preferred Stock. The unaudited pro forma consolidated statement of operations reflects the $50 million sale of the Preferred Stock as if such transaction had occurred on January 1, 1994. The sale of Preferred Stock was completed on September 18, 1995. The pro forma consolidated statement of operations has not been adjusted to reflect any interest income from the unutilized proceeds of the Preferred Stock offering. Such proceeds amount to approximately $14,000.